PACIFIC SELECT FUND SUPPLEMENT DATED DECEMBER 18, 2006
TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2006
This supplement changes the Pacific Select Fund (fund) prospectus dated May 1, 2006, as supplemented, and must be accompanied by the fund prospectus, as supplemented. Remember to review the prospectus for other important information. The changes in the supplement are effective December 18, 2006 unless otherwise noted.
INFORMATION REGARDING A REDUCTION IN ADVISORY FEES AND ADOPTION OF A SERVICE PLAN EFFECTIVE MAY 1, 2007
On November 30, 2006, the fund’s Board, including a majority of the independent trustees, approved a Service Plan pursuant to which a servicing fee of 0.20% of the average daily net assets of each portfolio will be paid for certain shareholder services, effective May 1, 2007. At the same time, the Board, including a majority of the independent trustees, approved a reduction in the advisory fee paid to the adviser by each portfolio (that has commenced operations as of November 30, 2006) at an annual rate of 0.20% of the average daily net assets of each portfolio, effective May 1, 2007. The expense of the Service Plan will be offset by this reduction in the advisory fee, so that the Service Plan will not increase the overall fees of any portfolio. The fee under the Service Plan will be paid to the fund’s distributor for providing or procuring certain shareholder services related to the investment in the fund.
IMPLEMENTATION OF ADVISORY FEE “BREAKPOINTS” EFFECTIVE MAY 1, 2007
The fund pays Pacific Life an advisory fee for the services it provides as investment adviser. On November 30, 2006, the fund’s Board, including a majority of the independent trustees, approved the implementation of “breakpoints” to the current advisory fee schedule for every portfolio, so that the advisory fee as a percentage of a portfolio’s average daily net assets would decrease as the portfolio becomes larger.
The table below shows the advisory fee schedules of each portfolio as an annual percentage of each portfolio’s average daily net assets, effective May 1, 2007:

ANNUAL INVESTMENT ADVISORY FEE
PORTFOLIO	(as a percentage of average daily net assets)
International Value	0.65% of first $4 billion
Mid-Cap Value	0.63% on excess
International Small-Cap	0.85% of first $1 billion
Concentrated Growth	0.82% of next $1 billion
0.79% of next $2 billion
0.77% on excess
Diversified Research	0.70% of first $100 million
0.66% of next $900 million
0.63% of next $3 billion
0.61% on excess
Equity	0.45% of first $4 billion
Multi-Strategy	0.43% on excess
Main Street® Core
American Funds® Growth-Income*	0.75% of first $1 billion
American Funds® Growth*	0.72% of next $1 billion
Small-Cap Value	0.69% of next $2 billion
VN Small-Cap Value	0.67% on excess
Technology	0.90% of first $1 billion
Health Sciences	0.87% of next $1 billion
0.84% of next $2 billion
0.82% on excess

PORTFOLIO	ANNUAL INVESTMENT ADVISORY FEE
(as a percentage of average daily net assets)
Short Duration Bond	0.40% of first $4 billion
Diversified Bond	0.38% on excess
Managed Bond
Inflation Managed
High Yield Bond
Growth LT	0.55% of first $4 billion
0.53% on excess
Focused 30	0.75% of first $100 million
Large-Cap Growth	0.71% of next $900 million
Comstock	0.68% of next $3 billion
0.66% on excess
Capital Opportunities	0.60% of first $4 billion
Fasciano Small Equity	0.58% on excess
International Large-Cap	0.85% of first $100 million
0.77% of next $900 million
0.75% of next $3 billion
0.73% on excess
Equity Index	0.05% of first $4 billion
0.03% on excess
Small-Cap Index	0.30% of first $4 billion
0.28% on excess
Emerging Markets	0.80% of first $4 billion
0.78% on excess
Money Market	0.20% of first $250 million
0.15% of next $250 million
0.10% of next $3.5 billion
0.08% on excess
Large-Cap Value	0.65% of first $100 million
0.61% of next $900 million
0.58% of next $3 billion
0.56% on excess
Mid-Cap Growth	0.70% of first $4 billion
0.68% on excess
Real Estate	0.90% of first $100 million
0.82% of next $900 million
0.80% of next $3 billion
0.78% on excess

*	Fees are before any waivers.
INFORMATION REGARDING REORGANIZATION OF PORTFOLIOS
On November 30, 2006, the fund’s Board, including a majority of the independent trustees, approved a plan of reorganization for the transfer of assets of the Concentrated Growth Portfolio into the Equity Portfolio and a plan of reorganization for the transfer of assets of the Capital Opportunities Portfolio into the Main Street Core Portfolio. These two separate plans of reorganization (each a Plan) provide for: (i) the transfer of all of the assets of the Concentrated Growth and Capital Opportunities Portfolios (the Acquired Portfolios) into the

Equity and Main Street Core Portfolios respectively (the Surviving Portfolios), in exchange for shares of the respective Surviving Portfolios; (ii) assumption of all of the liabilities of the Acquired Portfolios by the respective Surviving Portfolios; and (iii) the distribution of the Surviving Portfolios’ shares to the shareholders of the Acquired Portfolios in complete liquidation of the Acquired Portfolios (together, the Reorganizations).
Each Plan requires approval by a majority of the outstanding shares of the respective Acquired Portfolios. A date will be chosen by an officer of the Fund (the Record Date), which will be the date used when determining the number of outstanding shares and the shareholders of the Acquired Portfolios. Each Plan will be submitted to those shareholders for their consideration at a meeting (the Shareholder Meeting). Prior to that shareholder Meeting, shareholders of the Acquired Portfolios will receive a proxy statement/prospectus, which will contain detailed information concerning the Reorganizations. If the Reorganization of the Capital Opportunities Portfolio is approved, shareholders of that portfolio will become shareholders of the Main Street Core Portfolio on the closing date of that Reorganization. If the Reorganization of the Concentrated Growth Portfolio is approved, shareholders of that portfolio will become shareholders of the Equity Portfolio on the closing date of that Reorganization. For information on any of these portfolios see the current prospectus, as supplemented, of the fund.
Transfers out of Acquired Portfolios — Shareholders of the Concentrated Growth or the Capital Opportunities Portfolios who do not wish to be invested in the Equity and Main Street Core Portfolios, respectively, may transfer into another portfolio of the Fund. Shareholders will be allowed transfers out of the Acquired Portfolios for 30 days prior to the date of Reorganization or transfers out of the Surviving Portfolios for 30 days after the date of Reorganization without the exchanges counting as a transfer under the fund’s policy with respect to limitations on transfers. If each Plan is approved by a majority of the outstanding shares of an Acquired Portfolio and certain conditions required by a Plan are satisfied, the Reorganization is scheduled to be effective at the close of business on April 30, 2007, although this date may be postponed.
Other than the prospectus/proxy statements to be sent to shareholders of the Concentrated Growth and the Capital Opportunities Portfolios, as applicable, no further notification regarding the completion of the Reorganizations will be sent unless the Reorganizations do not occur.
The ABOUT THE PORTFOLIOS — Portfolio Manager sub-section is changed as follows:
References regarding Giulio A. Martini for the International Value Portfolio, Robert G. O’Donnell for the American Funds Growth-Income Portfolio, J. Blair Frank for the American Funds Growth Portfolio, Theodore R. Wendell for the Technology Portfolio and E. Clifton Hoover for the Small-Cap Value Portfolio are deleted and the following portfolio managers are added for the International Value Portfolio:
Marilyn G. Fedak, CFA, is a senior portfolio manager of AllianceBernstein since 1984 and an executive vice president and co-chief investment officer of AllianceBernstein since 2000. Ms. Fedak is head of global value equities and chair of the US Large-Cap Value Equity Investment Policy Group. From 1993 to 2000, and in 2003, Ms. Fedak was chief investment officer for US value equities. She also serves on the management executive committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak had served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance Capital in 2000. Prior to joining AllianceBernstein, Ms. Fedak was a portfolio manager and research analyst at Morgan Guaranty Trust Company from 1972 to 1983. She has a BA from Smith College and an MBA from Harvard University.
John P. Mahedy is a senior portfolio manager of AllianceBernstein and has been co-chief investment officer of the US value equities since 2003 and has served as director of research – US value equities since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services briefly at Morgan Stanley for three years in the early 1990’s. Mr. Mahedy began his career as a senior auditor with Peat Marwick Main. He has a BS and an MBA from New York University and is a CPA.

The following paragraph is added to the first paragraph under the OTHER FUND INFORMATION — Tax Matters sub-section:
However, some of the portfolios expect to be taxed instead as a partnership, effective January 1, 2007. An electing portfolio taxed as a partnership would not be subject to income tax and any income or gains of the portfolio would instead be taken into account by its partners Pacific Life and PL&A. This election by some of the portfolios will not alter the organization of the fund as a Massachusetts business trust. Pacific Life and PL&A may benefit from the portfolios electing to be taxed as a partnership because they may get the benefit of certain deductions available to partners. It is expected that there will be no adverse impact on variable annuity contract and variable life insurance policy owners whose proceeds are invested in the portfolios.
Under the ABOUT THE COMPARABLE ACCOUNT PRESENTATIONS section, the information regarding AllianceBernstein L.P. is deleted.

Supplement dated December 22, 2006 to the

Pacific Select Fund Statement of Additional Information dated May 1, 2006, as Supplemented

      This supplement supercedes previous supplements and revises the Pacific Select Fund (“Fund”) Statement of Additional Information dated May 1, 2006 (“SAI”) and must be preceded or accompanied by the Fund’s SAI. Remember to review the SAI for other important information. The changes in this supplement are effective December 22, 2006, unless otherwise noted.

All references to Mercury Advisors (“Mercury”), the former portfolio manager to the Equity Index and Small-Cap Index Portfolios throughout the fund SAI are replaced with BlackRock Investment Management, LLC (“BlackRock”).

All references to Salomon Brothers Asset Management Inc (“Salomon Brothers”), the former portfolio manager to the Large-Cap Value Portfolio throughout the fund SAI are replaced with ClearBridge Advisors, LLC (“ClearBridge”).

The following is added under the ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS section, within the Emerging Markets Portfolio sub-section:

The Portfolio may invest up to 5% of its assets in direct investments in Russia, excluding ADRs, GDRs and EDRs.

The following changes are made with regard to the SECURITIES AND INVESTMENT TECHNIQUES section:

The second paragraph in the Borrowing sub-section is deleted in its entirety.

The information within the Loans of Portfolio Securities sub-section is replaced with the following:

For the purpose of realizing additional income, each Portfolio may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) the Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio. For purposes of determining compliance with the 33 1/3%, total assets may include the value of the collateral. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its portfolio securities, the Portfolio is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. In determining whether to lend securities, the lending agent considers all relevant facts and circumstances, including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities. The Portfolio may recall securities if the Manager wishes to vote on matters put before shareholders.

The following is added after the first sentence of the first paragraph in the Investments in Other Investment Company Securities sub-section:

These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act, such as hedge funds or private investment funds.

Under the ORGANIZATION AND MANAGEMENT OF THE FUND section, the following changes are made:

Under the Management Information sub-section, the information regarding Katayoun Mobedshahi is deleted and the following is added:

I. Interested Persons

			Number
			of Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Mary Ann Brown Year of birth 1951	Executive Vice President since 6/20/06	Senior Vice President (5/06 to present) of Pacific Life Corp, Senior Vice President of Pacific Life (5/06 to present); Trustee, Pacific Life Employees Retirement Plan of Pacific Life (9/05 to present); Senior Vice President Finance and Product Development, Life Insurance Division, Pacific Life (3/05 to 5/06); Current and Prior Board Member and Vice Chairman National Association of Variable Annuities (NAVA) (8/01 to present); Chairman of NAVA (7/04 to 10/05); Senior Vice President, Finance, New York Life Insurance Company (7/03 to 11/03); MetLife, Inc. (12/98 to 6/03), SVP and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, CEO and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman/CEO of Exeter Reinsurance Company, Ltd. and Chairman/CEO of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President/Chief Actuary, MetLife, Inc. (7/02 to 6/03); Director and Senior Vice President (12/05 to present) of Pacific Alliance Reinsurance Ltd; and Executive Vice President of Pacific Funds (6/06 to present).	54

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) of Pacific Life; Director (5/98 to 4/00); and Vice President of Pacific Funds (6/06 to present).	54

Number
of Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Carleton J. Muench Year of birth 1973	Assistant Vice President since 11/30/06	Assistant Vice President of Pacific Life (10/06 to present); Director of Research, (5/05 to 9/06); Senior Investment Analyst (10/03 to 4/05), Mason Investment Advisory Services, Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01), Performance Analyst (10/98 to 12/99), Manulife Financial; and Vice President of Pacific Funds (11/06 to present).	54

Under the Portfolio Management Agreements sub-section, the following information replaces the information regarding the portfolio manager’s description:

For the Equity Index and Small-Cap Index Portfolios:

Pursuant to a Portfolio Management Agreement dated September 29, 2006, among the Fund, the Adviser and BlackRock Investment Management, LLC (“BlackRock”) located at 800 Scudders Mill Road, Plainsboro, NJ 08536, BlackRock is the Portfolio Manager and provides investment advisory services to the Equity Index and Small-Cap Index Portfolios. BlackRock is a wholly-owned subsidiary of BlackRock, Inc (“BRI”). On September 29, 2006, BRI consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BRI to create a new independent company that is one of the world’s largest asset management firms with $1 trillion in assets under management as of June 30, 2006. BlackRock offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. The combined company has over 4,500 employees in 18 countries and a major presence in most key markets, including the U.S., the U.K., Asia, Australia, the Middle East and Europe. For the services provided, Pacific Life pays a monthly fee to BlackRock based on an annual percentage of the combined average daily net assets of the Equity Index and Small-Cap Index Portfolios, according to the following fee schedule:

For the Inflation Managed and Managed Bond Portfolios:

PIMCO is an investment management firm founded in 1971, and had approximately $617.4 billion in assets under management as of June 30, 2006. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”) with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP’s sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with one member, Allianz Global Investors U.S. Holding LLC, which is a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.1% managing interest. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft. Allianz Global Investors Aktiengesellschaft is owned 25.53% by Allianz-Argos 6 Vermogensverwaltungsgesellschaft mbH and 74.47% by Allianz Societas

Europaea (“Allianz SE”). Allianz-Argos 6 Vermogensverwaltungsgesellschaft is wholly-owned by Allianz Finanzbeteiligungs GmbH which is wholly-owned by Allianz SE. Allianz of America, Inc. is wholly-owned by Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz Global Investors of America L.P. Allianz SE is a European-based, multinational insurance and financial services holding company.

Under the Portfolio Management Agreements sub-section, the information for the Large-Cap Value Portfolio is replaced with the following:

Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and ClearBridge Advisors, LLC (ClearBridge), 399 Park Avenue, New York, New York 10022, ClearBridge is the Portfolio Manager and provides investment advisory services to the Large-Cap Value Portfolio. For the services provided, Pacific Life pays a monthly fee to ClearBridge based on an annual percentage of the average daily net assets of the Large-Cap Value Portfolio, according to the following schedule:

Large-Cap Value Portfolio
Rate(%)	Break Point (assets)

.45%	On First $100 million
.40%	On next $100 million
.35%	On next $200 million
.30%	On next $350 million
.25%	On next $250 million
.20%	On excess

ClearBridge is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management (which included Salomon Brothers Asset Management Inc (SaBam), the former manager of the Large-Cap Value Portfolio) and is a wholly-owned subsidiary of Legg Mason, Inc, a financial services holding company. As of June 30, 2006 ClearBridge’s assets under management were approximately $122 billion.

In accordance with the above fee schedule, net fees paid or owed by Pacific Life to SaBAM for the Large-Cap Value Portfolio for 2005 were $5,481,328, for 2004 were $5,805,173, and for 2003 were $3,821,551.

The following changes are made with regard to the Additional Information About the Portfolio Managers - Other Accounts Managed sub-section:

All information relating to the following persons is deleted: Guilio A. Martini with respect to the International Value Portfolio, Theodore R. Wendell with respect to the Technology Portfolio, Michael R. Ericksen with respect to the Equity Portfolio, E. Clifton Hoover with respect to the Small-Cap Value Portfolio, and Mark J. Roach with respect to the VN Small-Cap Value Portfolio.

      The following information is added to the table that begins on page 106:

	Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

International Value
Marilyn G. Fedak[2]	103	$48,402	133	$23,624	38,660	$156,554
John P. Mahedy[2]	103	$48,402	133	$23,624	38,660	$156,554

Equity
Todd S. James[2]	1	$366,626,070	2	$194,732,459	148	$4,462,957,936

[2]	Numbers are as of September 29, 2006.

The following information is added to the table that begins on page 109:

	Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

International Value
Marilyn G. Fedak**	3	$10,069	1	$870	119	$58,471
John P. Mahedy**	3	$10,069	1	$870	119	$58,471

**	Numbers are as of September 29, 2006.

The first sentence of the third paragraph within the TAXATION section is replaced with the following:

Some or all of the Portfolios intend to elect to be taxed as partnerships effective as of January 1, 2007.